Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


           As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated August 10, 1999 included in the Form 10-K of The Estee Lauder Companies Inc. for the year ended June 30, 1999 and to all references to our Firm included in this Registration Statement.



                                                 /s/ ARTHUR ANDERSEN LLP


New York, New York
May 19, 2000